UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

The Motley Fool Funds Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY MAY 21, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Motley Fool  Independence Fund

Motley Fool  Great America Fund

Motley Fool  Epic Voyage Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders of that is scheduled for May 21, 2014. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the May 21, 2014 Special Meeting of Shareholders.

If you have any questions or would like to vote, please call the number listed below:

1- 855-601-2249

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit www.proxyvote.com as noted on your proxy card, and enter the 12-digit control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by 11:59 PM on May 20, 2014 .

Call the phone number above Monday – Friday, 9:30am – 9pm, Eastern time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with the 12-digit control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

Nobo/Reg

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY MAY 21, 2014

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

Motley Fool  Independence Fund

Motley Fool  Great America Fund

Motley Fool  Epic Voyage Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders of that is scheduled for May 21, 2014. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled.

 Your vote is important no matter the size of your Fund holdings. Please vote promptly so your vote can be received prior to the May 21, 2014 Special Meeting of Shareholders.

The Funds have made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit www.proxyvote.com as noted on your proxy card, and enter the 12-digit control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received by 11:59 PM on May 20, 2014.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with the 12-digit control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO